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                                                                    Exhibit 10.1

                             TYCO INTERNATIONAL LTD.

                            LONG TERM INCENTIVE PLAN

     (AS AMENDED May 12, 1999 and adjusted for October 21, 1999 stock split)

SECTION 1. Purpose

     The purposes of this Tyco International Ltd. Long Term Incentive Plan (the "Plan") are to promote the interest of Tyco International Ltd. (together with any successor thereto, the "Company") and its stockholders by (i) attracting and retaining officers, key employees or directors of the Company and its Subsidiaries, (ii) motivating such employees or directors by means of performance-related incentives to achieve longer-range performance goals, and
(iii) enabling such employees or directors to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

         "Acquired Company" shall mean any business, corporation or other entity acquired by the Company or any Subsidiary.

         "Acquired Grantee" shall mean the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

          "ADT Merger" shall mean the merger described in the Merger Agreement.

          "Award" shall mean any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, or other Stock Based Award, including any Prior ADT Option or Prior Tyco Option.

          "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean the Board or a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3 or any applicable law, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3.

          "Director" shall mean any member of the Board.

          "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

          "Employee" shall mean any officer or key employee of the Company or of any Subsidiary, as determined by the Committee.

          "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.


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          "Fair Market Value" shall mean, (A) with respect to any property other than the Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the last reported sales price regular way on the New York Stock Exchange or, if not reported for the New York Stock Exchange, on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, (ii) if the Shares are not listed on the New York Stock Exchange or no such quotations are available, the closing price of the Shares as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organization; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Shares were publicly owned stock, but without any discount with respect to minority ownership.

          "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Merger Agreement" means the Agreement and Plan of Merger dated as of March 17, 1997 by and among ADT Limited, Limited Apache, Inc. and Tyco International Ltd.

          "Option" shall mean an option granted under Section 6(a) of the Plan.

          "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

          "Participant" shall mean any Employee, Director or Acquired Grantee granted an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Prior ADT Option" shall mean any option granted under the ADT Senior Executive Share Option Plan, the ADT US Stock Option Plan 1990, the ADT International Executive Share Option Plan, or this Plan by ADT Limited or its affiliate with respect to Prior ADT Shares.

          "Prior ADT Shares" shall mean the common shares of ADT Limited prior to the ADT Merger.

          "Prior Tyco Option" shall mean any option with respect to Prior Tyco Shares granted by Tyco International Ltd. to its employee, or assumed by Tyco International Ltd., prior to the ADT Merger.

          "Prior Tyco Shares" shall mean the common shares of Tyco International Ltd. prior to the ADT Merger.

          "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

          "Shares" shall mean the common shares of the Company, U.S. $0.20 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

          "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

          "Subsidiary" shall mean a subsidiary company (wherever incorporated) of the Company as defined by Section 86 of the Companies Act 1981 of Bermuda (as amended).

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SECTION 3. Administration

     The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or Director; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended, (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4. Shares Available for Awards

(a) Shares Available

     Subject to adjustment as provided in Section 4(b);

          (i) Calculation of Number Shares Available.

          The number of Shares with respect to which Awards may be granted under the Plan shall be 140,000,000 (post 10/99 split). If, during the term of the Plan, any Award is forfeited, or any Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted.

          (ii) Accounting for Awards

          For purposes of this Section 4:

               (A) if an Award (other than a Dividend Equivalent) is related to or payable in Shares, the number of Shares covered by such Award, or to which such Award related, shall be counted on the date of grant of such Award against the aggregate number of Shares with respect to which Awards may be granted under the Plan; and

               (B) Dividend Equivalents and Awards not related to or payable in Shares shall be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.

provided, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Subject to the requirements of applicable law, any Shares delivered by the Company, or any Shares with respect to which Awards are made by the Company, or any Shares with respect to


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which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an Acquired Company, shall not be counted against the Shares available for Awards under the Plan.

          (iii) Sources of Shares Deliverable Under Awards

          Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or, to the extent permissible under applicable law, of Shares acquired by any Subsidiary or any other Person designated by the Company.

(b) Adjustments

          In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property subject to outstanding Awards), and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(c) Limitation

     No Participant shall be granted Awards for more than 12,000,000 Shares in 1997 (post 10/97 and 10/99 splits) or any subsequent calendar year. For purposes of this limitation, neither the modification of a Prior ADT Option pursuant to
Section 7(a) nor the replacement of a Prior Tyco Option pursuant to Section 7(b) shall be treated as the grant of an Award.

SECTION 5. Eligibility

     Any Employee, Director or Acquired Grantee shall be eligible to be designated a Participant.

SECTION 6. Awards

(a) Options

     The Committee is hereby authorized to grant to eligible Employees and Directors an option to purchase Shares (an "Option") which shall (except as otherwise provided in Section 7) contain the following terms and conditions and such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (i) Exercise Price

          The purchase price per Share under an Option shall be not less than the Fair Market Value of a Share at the date of the grant, except that if the Award requires the option to be paid for by the Participant, or if any discount from such Fair Market Value is expressly granted in lieu of a reasonable amount of salary or cash bonus, the Committee may fix such purchase price at not less than 85% of such Fair Market Value.


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          (ii) Time and Method of Exercise

          The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be deemed to have been made.

          (iii) Incentive Stock Options

          The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder. The aggregate fair market value (determined on the date an option is granted) of shares with respect to which Incentive Stock Options become exercisable by any Employee in any year shall not exceed $100,000.

(b) Stock Appreciation Rights

     The Committee is hereby authorized to grant to eligible Employees and Directors a "Stock Appreciation Right", which shall consist of a right to receive the excess of (i) the Fair Market Value of one Share on the date the right is exercised or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price (determined in the manner set forth below) of the right. A Stock Appreciation Right may be granted in tandem with an Option, in addition to an Option, or free standing and unrelated to an Option.

          (i) Grant Price

          The grant price of a Stock Appreciation Right shall be not less than the Fair Market Value of a Share at the date of the grant, except that if the Award requires the SAR to be paid for by the Participant, or if any discount from such Fair Market Value is expressly granted in lieu of a reasonable amount of salary or cash bonus, the Committee may fix such grant price at not less than 85% of such Fair Market Value.

          (ii) Other Terms and Conditions

          Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

(c) Performance Awards

     The Committee is hereby authorized to grant to eligible Employees and Directors a "Performance Award", which shall consist of a right, (i) denominated or payable in cash, Shares, other securities or other property (including without limitation, restricted securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, such holder, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The criteria with respect to which performance goals may be established are stock price, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.

          (i) Terms and Conditions


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          Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

          (ii) Payment of Performance Awards

          Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

(d) Dividend Equivalents

     The Committee is hereby authorized to grant to eligible Employees and Directors a "Dividend Equivalent", which shall consist of a right pursuant to which any such eligible Employee or Director shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(e) Other Stock-Based Awards

     The Committee is hereby authorized to grant to eligible Employees and Directors an "Other Stock-Based Award", which shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c), or (d) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, which conditions may include satisfaction of performance goals relating to stock price, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.

(f) General

          (i) Awards May be Granted Separately or Together

          Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (ii) Forms of Payment by Company Under Awards

          Subject to the terms of the Plan and of any applicable Award Agreement and the requirements of applicable law, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

          (iii) Limits on Transfer of Awards

          Subject to paragraph (ix) below:


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            (A)  Each Award, and each right under any Award, shall be
                 exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder, or any analogous order in any other relevant jurisdiction.

            (B) No Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of restricted securities, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

         (iv) Terms of Awards

         The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

         (v) Rule 16b-3 Six-Month Limitations

         To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan at least six months must elapse from the date of acquisition of such derivative security to the date of disposition (other than upon exercise or conversion) of the derivative security or its underlying equity security after the grant thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned to them under Rule 16b-3.

         (vi) Share Certificates

         All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding the foregoing, no action shall be taken by the Committee which would, under the laws of Bermuda, cause a separate class of securities other than Shares to be created and the Committee shall consult with appropriate legal counsel in this regard.

         (vii) Consideration for Grants

         Awards may be granted for no cash consideration, for such nominal cash consideration as may be required by applicable law or for such greater amount as may be established by the Committee.

         (viii) Delivery of Shares or Other Securities and Payment by Participant of Consideration

         No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalent and

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     the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          (ix) Committee Discretion to Remove or Amend Restrictions on Transferability

          Notwithstanding the provisions of paragraph (iii) above and any other restrictions on transferability of Awards referred to in this Plan, the Committee may, in its discretion, either generally or specifically, prospectively or retroactively, (a) grant Awards without limits on transferability thereof or with such limits on transferability as the Committee may deem appropriate in the circumstances, and (b) waive, amend, alter, suspend, discontinue, cancel or terminate any limits on transferability of Awards on such terms as the Committee may deem appropriate; provided, that any of the acts described in clause (b) of this paragraph that would impair the rights of any Participant, or any holder or any beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(g) Substitute Awards

     As contemplated by Sections 4(a) and 8(c) hereof, the Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to such Acquired Grantees. Such assumed or substitute Awards shall be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company.

SECTION 7. Modification and Replacement of Outstanding Options

(a) Modification of Prior ADT Options

     Each Prior ADT Option outstanding as of the effective date of the ADT Merger shall be modified, as of that date, as follows:

          (i) Shares to Which Option Relates.

          Each Prior ADT Option shall entitle the recipient to purchase a number of Shares equal to the product of .48133 (subject to adjustment as necessary to reflect any change in the "Reverse Stock Split Ratio" under the Merger Agreement) and the number of Prior ADT Shares to which such Prior ADT Option originally related.

          (ii) Exercise Price.

          The exercise price of each Prior ADT Option shall be equal to the original exercise price of such Prior ADT Option, divided by .48133 (subject to adjustment as necessary to reflect any change in the "Reverse Stock Split Ratio" under the Merger Agreement).

     Each Prior ADT Option shall continue to have the same term, and shall otherwise continue to be subject to all of the other terms and conditions, as applied to such option prior to the ADT Merger. In the event of a conflict between the terms of this Plan and the terms of the Award Agreement by which a Prior ADT Option was originally granted, the terms of the Award Agreement shall govern.

(b) Replacement of Prior Tyco Options

     In addition to any other Awards that may be granted under the Plan, Options ("Substitute Options") shall be granted hereunder in replacement of all outstanding Prior Tyco Options, as of the effective date of the ADT Merger. The number of Shares subject to each Substitute Option issued in respect of a Prior Tyco Option shall be the same as the number of Prior Tyco Shares to which such Prior Tyco Option related, and the exercise price of such Substitute Option shall be the same as the exercise price of such Prior Tyco Option. Each Substitute Option shall


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have the same term as the original option in respect of which it is granted, and shall otherwise be subject to all of the other terms and conditions as applied to such original option. Except to the extent required to reflect the ADT
Merger, in the event of a conflict between the terms of this Plan and the terms of the Award Agreement by which a Prior Tyco Option was originally granted, the terms of the Award Agreement shall govern.

(c) All Prior ADT Options Subject to Plan.

     From and after the date on which this amended Plan is effective each outstanding Prior ADT Option will be subject to the terms of this Plan and the Award Agreement with respect to such Option.

SECTION 8. Amendment and Termination

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) Amendments to the Plan

          The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary and provided further, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

          (i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 of the Plan; or

          (ii) otherwise cause the Plan to cease to comply with any applicable law or regulatory requirement with respect to which the Board determines compliance is necessary or desirable.

(b) Amendments to Awards

          The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided that, subject to the Committee's right to adjust Awards pursuant to Section 6(f)(ix) and Section 8(c) and (d), (i) any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant, or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and (ii) without the approval of the shareholders of the Company, no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially increase the rights of any Participant or any holder or beneficiary of any Award, shall be effective unless the Award, after giving effect to such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination, could permissibly have been granted under the terms of the Plan (without regard to this Section 8(b)).

(c) Adjustments of Awards Upon Certain Acquisitions

          In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability, or other equitable relationship between the assumed awards and the Awards as so adjusted.


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(d) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring
Events

          The Committee is hereby authorized to make adjustments in the terms and conditions of and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to pre-vent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, or to be derived by the Company.

SECTION 9. Change in Control.

          (a) In addition to the Committee's authority set forth in Section 8(d), in order to maintain the Participants' rights in the event of any Change in Control, as hereinafter defined, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee;
     (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable;
     (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

          (b) A "Change in Control" shall mean the occurrence of any of the following events:

               (i) any "person" or "group" (as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), of securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

               (ii) individuals who either:

                    (A) are Directors of the Company at July 2, 1997, or
               subsequently are appointed as Directors of the Company by, or on the recommendation of, a majority of the Directors in office at July 2, 1997; or

                    (B) are subsequently appointed as Directors of the Company by, or on the recommendation of, a majority of those Directors of the Company referred to in paragraph (A) above,

          cease for any reason, other than death or incapacity of a Director or his retirement at a general meeting of the Company at which he is re-elected as a Director (but including as a result of any proxy contest involving the solicitation of revocable proxies under Section 14(a) of the Exchange Act), to constitute a majority of the Board of Directors of the Company;

               (iii) any "person" or "group" (other than an employee benefit plan or plans maintained by the Company or its affiliate) comes to possess, directly or indirectly, the legal right to direct the management and policies of the Company, whether through the ownership of securities, by contract or otherwise (other than solely by virtue of membership on the Board of Directors of the Company or any committee thereof);

               (iv) the Company effects a merger, amalgamation, scheme of arrangement or other combination in which the Company is not the surviving entity, or a sale or disposition of all, or substantially all, of the

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          assets of the Company; or

               (v) a merger, amalgamation, scheme of arrangement or other combination of the Company or any Subsidiary of the Company with or into another person or any analogous or similar transaction or event occurs as a result of which the voting rights exercisable at general meetings of the Company in respect of the shares of the Company in issue immediately prior to the relevant event no longer represent a majority of all the voting rights normally exercisable at general meetings of the Company in respect of the shares of the Company in issue immediately after such event.

SECTION 10. General Provisions.

(a) No Rights to Awards

          No Employee, Director, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient. No Participant shall have the rights of a shareholder with respect to any Award unless and until Shares have been issued in respect of such Award.

(b) Delegation

          Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

(c) Withholding

          The Company or any Subsidiary is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(d) No Limit on Other Compensation Arrangements

          Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(e) No Right to Employment

          The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) Governing Law

          The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Bermuda. In addition, the Committee may amend the terms of the


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     Plan and any Awards or Award Agreement in order to comply with the laws of
     Bermuda or the laws of any other applicable jurisdiction.

(g) Severability

          If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan of the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)  Additional Powers

          The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(i)  No Trust or Fund Created

          Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

(j)  No Fractional Shares

          No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(k)  Headings

          Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 11. Effective Date of the Plan

     This amended Plan shall be effective as of the date of its approval, as amended, by the shareholders of the Company.

SECTION 12. Term of the Plan.

     No Award shall be granted under the Plan after June 30, 2007. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

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